Exhibit 99.1

PhotoMedex Reports 2014 Fourth Quarter and Full Year Financial Results

HORSHAM, Pa.--(BUSINESS WIRE)--March 16, 2015--PhotoMedex, Inc. (NASDAQ and TASE: PHMD) today announced financial results for the three and 12 months ended December 31, 2014.

Financial highlights of the fourth quarter of 2014 include the following (all comparisons are with the fourth quarter of 2013 and all figures quoted are GAAP, unless stated otherwise):

  Revenues of $38.9 million, a decrease of 39%
  Gross profit of $28.1 million, a decrease of 45%
  Non-GAAP adjusted loss per share of ($0.09), compared with non-GAAP adjusted income per share of $0.37
  Net loss of $98.7 million or ($5.18) per share, compared with net income of $3.2 million or $0.16 per diluted share
  Loss from discontinued operations of $10.5 million; estimated loss on sale of discontinued operations of $44.6 million
  Consumer revenues of $26.7 million, a decrease of 50%
  Global direct-to-consumer channel revenues of $17.0 million, a decrease of 57%
  Global retail and home shopping channel revenues of $9.5 million, a decrease of 30%
  Global distributor consumer channel revenues of $0.1 million, a decrease of 79%
  XTRAC® psoriasis and vitiligo treatment recurring revenues of $6.9 million, an increase of 47%
  Cash, cash equivalents and short-term investments as of December 31, 2014 of $10.6 million, or $0.56 per diluted share

Financial highlights of the year ended December 31, 2014 include the following (all comparisons are with the year ended December 31, 2013 and all figures quoted are GAAP, unless stated otherwise):

  Revenues of $163.5 million, a decrease of 27%
  Gross profit of $124.9 million, a decrease of 30%
  Non-GAAP adjusted loss per share of $0.10, compared with non-GAAP adjusted income per share of $1.73
  Net loss of $121.5 million or ($6.41) per share, compared with net income of $18.4 million or $0.89 per diluted share
  Loss from discontinued operations of $15.2 million; estimated loss on sale of discontinued operations of $44.6 million
  XTRAC franchise installed base of 620 sites compared with 501 sites, an increase of 24%
  Consumer revenues of $120.9 million, a decrease of 36%
  Global direct-to-consumer channel revenues of $86.7 million, a decrease of 34%
  Global retail and home shopping channel revenues of $32.4 million, a decrease of 23%
  Global distributor consumer channel revenues of $1.9 million, a decrease of 88%
  XTRAC® psoriasis and vitiligo treatment recurring revenues of $22.9 million, an increase of 48%

Management Commentary

Dr. Dolev Rafaeli, PhotoMedex CEO, commented, “The second half of 2014 was a challenging time for PhotoMedex as we first worked to comply with our debt covenants and then to pay down and restructure those obligations. Last month we completed the sale of LCA-Vision for net proceeds of $36.5 million and used the proceeds from that sale to pay down portions of our outstanding line of credit and term loan. We continue to pursue a satisfactory resolution with our creditors, and earlier this month entered into a second amended forbearance agreement whereby PhotoMedex will not have to comply with certain covenants, yet we will have to meet certain minimum EBITDA targets for each quarter in 2015.”

“Our XTRAC physician recurring business continued to be a bright spot during the fourth quarter, with revenue increasing 48% over the prior year. We added 30 XTRAC systems during the fourth quarter and exited the year with an installed base of 620 XTRAC systems, compared with 501 at the end of 2013. Our consumer sales were $26.7 million during the fourth quarter. Although down from $53.7 million a year ago, this compares favorably with sales of $24.9 million in the third quarter of 2014, helped by a successful home shopping Today’s Special event and continued growth with Kyrobak,” Dr. Rafaeli added.

Reported Financial Results

Revenues for the fourth quarter of 2014 were $38.9 million, a decrease of 39% compared with revenues for the fourth quarter of 2013 of $63.5 million.

Gross profit for the fourth quarter of 2014 was $28.1 million, or 72% of total revenues, compared with gross profit of $50.8 million, or 80% of total revenues, in the fourth quarter of 2013.

Net loss for the fourth quarter of 2014 was $98.7 million or ($5.18) per share, which included $10.5 million loss on discontinued operations, $44.6 million estimated loss on the sale of discontinued operations, $1.0 million in stock-based compensation expense and $1.8 million in depreciation and amortization expenses. This compares with net income for the fourth quarter of 2013 of $3.2 million or $0.16 per diluted share, which included $1.2 million in stock-based compensation expense and $1.6 million in depreciation and amortization expenses.

Revenues for the year ended December 31, 2014 were $163.5 million, a decrease of 27% compared with revenues for the year ended December 31, 2013 of $224.7 million.

Gross profit for 2014 was $124.9 million, or 76% of total revenues, compared with gross profit of $179.6 million, or 80% of total revenues, for 2013.

Net loss for 2014 was $121.5 million or $6.41 per share, which included $15.2 million loss on discontinued operations, $44.6 million estimated loss on the sale of discontinued operations, $4.9 million in stock-based compensation expense and $6.9 million in depreciation and amortization expenses. This compares with net income for 2013 of $18.4 million or $0.89 per diluted share, which included $5.0 million in stock-based compensation expense and $6.1 million in depreciation and amortization expenses.

As of December 31, 2014, the Company had cash, cash equivalents and short-term investments of $10.6 million, compared with $59.5 million as of December 31, 2013.

Non-GAAP Financial Measures

To supplement PhotoMedex’s consolidated financial statements presented in accordance with GAAP, PhotoMedex provides certain non-GAAP measures of financial performance. These non-GAAP measures include non-GAAP adjusted (loss) income and non-GAAP adjusted (loss) income per share.

PhotoMedex’s reference to these non-GAAP measures should be considered in addition to results prepared under current accounting standards, but are not a substitute for, nor superior to, GAAP measures. These non-GAAP measures are provided to enhance investors' overall understanding of PhotoMedex’s current financial performance and to provide further information for comparative purposes.

Specifically, the Company believes the non-GAAP measures provide useful information to management and investors by isolating certain expenses, gains and losses that may not be indicative of the Company’s core operating results and business outlook. In addition, PhotoMedex believes non-GAAP measures enhance the comparability of results against prior periods. Reconciliation to the most directly comparable GAAP measure of all non-GAAP measures included in this press release is as follows:

(Unaudited)

	Three Months Ended Dec. 31,		For the Year Ended Dec. 31,
(000's) except per share amounts	2014	2013	2014	2013

Net (loss) income as reported	($ 98,724)	$3,185	($ 121,496)	$18,377

Adjustments:

Depreciation and amortization expense	1,811	1,609	6,912	6,119
Interest expense, net	796	-	2,979	10
Income tax expense	37,012	1,298	36,312	4,370

EBITDA	($ 59,105)	$6,092	($ 75,293)	$28,876

Stock-based compensation expense	994	1,190	4,938	4,985
Acquisition and transaction costs	126	-	2,879	-
Non-ordinary course litigation expenses	605	-	2,974	-
Extraordinary non-recurring bad debt and debt costs	635	-	2,812	-
Loss on discontinued operations	10,496	-	15,155	-
Estimated loss on sale of discontinued operations	44,598	-	44,598	-

Non-GAAP adjusted (loss) income	($ 1,651)	$7,282	($ 1,937)	$33,861
Fully diluted shares outstanding at December 31	19,041	19,603	19,041	19,603
Non-GAAP adjusted (loss) income per share	($0.09)	$0.37	($0.10)	$1.73

PhotoMedex will file a Form 10-K, including 2014 consolidated financial statements, with the Securities and Exchange Commission on or by March 16, 2015.

About PhotoMedex

PhotoMedex is a global skin health company providing integrated disease management and aesthetic solutions to dermatologists, professional aestheticians and consumers. The company provides proprietary products and services that address skin diseases and conditions including psoriasis, vitiligo, acne, actinic keratosis (a precursor to certain types of skin cancer) and photo damage. Its experience in the physician market provides the platform to expand its skin health solutions to spa markets, as well as traditional retail, online and infomercial outlets for home-use products. As a result of its merger with Radiancy Inc., PhotoMedex has added a range of home-use devices under the no!no!™ brand, for various indications including hair removal, acne treatment and skin rejuvenation. The company also offers a professional product line for acne clearance, skin tightening, psoriasis care and hair removal sold to physician clinics and spas.

SAFE HARBOR STATEMENT

This press release contains forward-looking statements, including, but not limited to, statements relating to PhotoMedex’s future financial performance, strategies, potential sales and earnings growth, and some portions of the conference call, particularly those describing PhotoMedex' strategies, operating expense reductions and business plans will also contain “forward-looking statements”, each within the meaning of the Private Securities Litigation Reform Act of 1995 that are subject to risks, uncertainties and other factors. All statements other than statements of historical fact are statements that could be deemed forward-looking statements, including any statements of the plans, strategies and objectives of management for future operations; any statements regarding product development, product extensions, product integration or product marketing; any statements regarding continued compliance with government regulations, changing legislation or regulatory environments; any statements of expectation or belief and any statements of assumptions underlying any of the foregoing. In addition, there are risks and uncertainties related to the ability to ensure continued regulatory compliance, performance and/or market growth. These risks, uncertainties and other factors, and the general risks associated with the businesses of the Company described from time-to-time under the caption “Risk Factors” and elsewhere in the Company’s SEC filings and reports and other documents filed with the SEC, could cause actual results to differ materially from those referred to, implied or expressed in the forward-looking statements. The Company cautions readers not to rely on these forward-looking statements. All forward-looking statements are based on information currently available to the Company, inherently involve significant risks and uncertainties and are qualified in their entirety by this cautionary statement. The Company anticipates that subsequent events and developments will cause its views to change. The information contained in this press release speaks as of the date hereof and the Company has or undertakes no obligation to update or revise these forward-looking statements, whether as a result of new information, future events or otherwise.

-- Financial Statements follow --

PHOTOMEDEX, INC. CONSOLIDATED STATEMENTS OF OPERATIONS (UNAUDITED)

	Three Months Ended Dec. 31,		Year Ended Dec. 31,
(000's) except per share amounts	2014	2013	2014	2013

Revenues:
Product sales	$31,987	$58,794	$140,670	$209,175
Services	6,891	4,696	22,871	15,489
	38,878	63,490	163,541	224,664

Cost of revenues:
Product sales	9,072	10,716	31,400	38,229
Services	1,718	1,997	7,219	6,806
	10,790	12,713	38,619	45,035
Gross profit	28,088	50,777	124,922	179,629

Operating expenses:
Selling and marketing	23,731	36,761	107,169	127,528
General and administrative	8,791	8,851	35,711	26,750
Research and development and engineering	747	914	3,086	3,306
	33,269	46,526	145,966	157,584
(Loss) income from continuing operations before interest and other financing income (expense), net	(5,181)	4,251	(21,044)	22,045
Interest and other financing income (expense), net	(1,437)	232	(4,387)	702
(Loss) income from continuing operations before income taxes	(6,618)	4,483	(25,431)	22,747

Income tax expense (benefit)	37,012	1,298	36,312	4,370

(Loss) profit from continuing operations	(43,630)	3,185	(61,743)	18,377

Discontinued operations:
Loss from discontinued operations	(10,496)	-	(15,155)	-
Estimated loss on sale from discontinued operations	(44,598)	-	(44,598)	-

Net (loss) income[1]	($ 98,724)	$3,185	($ 121,496)	$18,377

Basic net (loss) income per share:
Continuing operations	($ 2.32)	$0.16	($ 3.25)	$0.90
Discontinued operations	(2.86)	0.00	(3.16)	0.00
	($ 5.18)	$0.16	($ 6.41)	$0.90
Diluted net (loss) income per share:
Continuing operations	($ 2.32)	$0.16	($ 3.25)	$0.89
Discontinued operations	(2.86)	0.00	(3.16)	0.00
	($ 5.18)	$0.16	($ 6.41)	$0.90
Shares used in computing net income per share:
Basic	19,041	19,400	18,940	20,455
Diluted	19,041	19,603	18,940	20,657

[1] Includes: depreciation and amortization	1,811	1,609	6,912	6,119

Share-based compensation expense	992	1,190	4,938	4,985

	Three Months ended Dec. 31,		Year ended Dec 31,
	2014	2013	2014	2013
Consumer:
Direct	$17,038	$39,392	$86,709	$130,785
Distributors	122	595	1,865	15,553
Retailer and home shopping channels	9,508	13,629	32,357	41,921
sub-total	26,668	53,616	120,931	188,259

Physician Recurring
XTRAC treatments	6,891	4,696	22,871	15,489
Skin care	1,365	1,993	6,795	8,243
Other	1,335	1,170	4,574	4,816
sub-total	9,591	7,859	34,240	28,548

Professional	2,619	2,016	8,370	7,857

Total Revenues	$38,878	$63,491	$163,541	$224,664

PHOTOMEDEX, INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)

	Dec. 31, 2014	Dec. 31, 2013
Assets
Cash, cash equivalents and short-term investments	$10,692	$59,501
Accounts receivable, net	21,977	27,218
Inventories	19,380	27,547
Other current assets	9,109	25,638
Assets held for sale, net	70,855	-
Property and equipment, net	13,802	10,489
Other non-current assets	41,948	69,715
Total Assets	$187,763	$220,108

Liabilities and Stockholders' Equity
Accounts payable and accrued liabilities	$28,063	$40,047
Other current liabilities	4,480	5,961
Bank and lease notes payable	77,229	10,920
Liabilities held for sale	34,497	-
Other liabilities	1,229	2,819
Stockholders' equity	42,265	160,361
Total Liabilities and Stockholders' Equity	$187,763	$220,108

PHOTOMEDEX, INC. CONDENSED STATEMENTS OF CASH FLOWS (UNAUDITED)

	For the Year Ended Dec. 31,
	2014	2013
CASH FLOWS FROM OPERATING ACTIVITIES:
Net (loss) income	($ 121,496)	$18,377

Adjustments to reconcile net (loss) income to net cash (used in) provided by operating activities:
Depreciation and amortization	6,912	6,119
Provision for doubtful accounts	7,661	5,958
Deferred income taxes	35,699	2,589
Stock-based compensation	4,938	4,985
Amortization of bank debt issue costs and discount	2,358	-
Loss on disposal of disposal of property and equipment	(10)	-
Changes in assets and liabilities:
(Increase) decrease in:
Current assets	7,627	(18,068)
Current liabilities	(14,754)	5,077
Net cash (used in) provided by operating activities – continuing activities	(71,065)	25,037
Net cash provided by operating activities – discontinued operations	46,894	-
Net cash (used in) provided by operating activities	(24,171)	25,037

CASH FLOWS FROM INVESTING ACTIVITIES:
Acquisition, net of cash received	(77,510)	84
Lasers placed in service	(6,746)	(5,476)
Purchases of PP&E, net	(251)	(943)
Other	14,046	3,887
Net cash used in investing activities – continuing operations	(70,461)	(2,448)
Net cash used in investing activities – discontinued operations	(5,2180	-
Net cash used in investing activities	(75,679)	(2,448)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from exercise of options/issuance (share-purchase) of securities, net	514	(31,006)
Proceeds from issuance of debt, net of repayments	65,662	9,334
Net cash provided by (used in) financing activities – continuing operations	66,176	(21,672)
Net cash (used in) financing activities – discontinued operations	(523)	-
Net cash (used in) provided by financing activities	65,653	(21,672)
EFFECT OF EXCHANGE RATE CHANGES ON CASH	(586)	123

NET (DECREASE) INCREASE IN CASH AND CASH EQUIVALENTS	(34,783)	1,040
CASH AND CASH EQUIVALENTS, BEGINNING OF PERIOD	45,388	44,348

CASH AND CASH EQUIVALENTS, END OF PERIOD	$10,605	$45,388

CONTACT:
LHA
Kim Sutton Golodetz, 212-838-3777
Kgolodetz@lhai.com
or
Bruce Voss, 310-691-7100
Bvoss@lhai.com
@LHA_IR_PR
or
PhotoMedex, Inc.
Dennis McGrath, 215-619-3287
Chief Financial Officer
info@photomedex.com